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                                                                   EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 11-K of the CenterPoint Energy, Inc. Savings Plan (the "Plan") for the year ended December 31, 2002 (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the net assets available for plan benefits and changes in net assets available for plan benefits of the Plan, as of the dates and for the periods indicated.

                     By  /s/ DAVID M. McCLANAHAN
                        -------------------------------------------------------
                       (David M. McClanahan, Chairman of the Benefits Committee of CenterPoint Energy, Inc., Plan Administrator)
                       (Chief Executive Officer of the Plan)

                     By  /s/ JAMES S. BRIAN
                        -------------------------------------------------------
                        (James S. Brian, Chief Accounting Officer
                        of CenterPoint Energy, Inc., Plan Administrator)
                        (Chief Financial Officer of the Plan)

June 27, 2003



A signed original of this written statement required by Section 906 has been provided to CenterPoint Energy, Inc. and will be retained by CenterPoint Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.